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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 28, 2016

Erie Indemnity Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
_______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(814) 870-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 28, 2016, Erie Indemnity Company (the "Company") issued a press release announcing financial results for the quarter and six months ended June 30, 2016. Copies of the press release and financial information are attached hereto and are incorporated herein by reference as Exhibit 99.1 and Exhibit 99.2, respectively.

On July 29, 2016 at 10:00 a.m. the Company will hold a telephone conference call that will be Webcast and that is complimentary to the press release announcing financial results for the quarter and six months ended June 30, 2016.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer (Principal Executive Officer)

The Company appointed Timothy G. NeCastro, 55, Chief Executive Officer of the Company effective August 1, 2016. Mr. NeCastro has served as President and Chief Executive Officer-Designate since June 1, 2016. Prior to that appointment, Mr. NeCastro served as Senior Vice President and Regional Officer of Erie Insurance Group’s West Region since 2010. Having joined the Company in 1996 as Manager of Internal Audit, Mr. NeCastro was promoted to Senior Vice President and Controller in 1997 and served in that capacity until 2008. In 2008, he was appointed Division Officer and Senior Vice President of Product and Policy Services and served in that role until 2010.

There is no family relationship between Mr. NeCastro and any other executive officer or member of the board of directors of the Company, and there are no related party transactions with regard to Mr. NeCastro that are reportable under Item 404(a) of Regulation S-K. Mr. NeCastro is not party to any plan, contract, or arrangement in connection with his appointment as Chief Executive Officer.

Mr. NeCastro’s compensation arrangement includes (i) an annual base salary of $670,000, (ii) a target Annual Incentive Plan (“AIP”) award equal to 45% of base salary, (iii) a target supplemental annual incentive award for the 2016 performance period equal to 25% of base salary prorated for the amount of time Mr. NeCastro will serve as Chief Executive Officer during such performance period, (iv) a target Long Term Incentive Plan (“LTIP”) award equal to 50% of base salary and (v) a target supplemental long-term incentive award for the 2016-2018 performance period equal to 50% of base salary prorated for the amount of time Mr. NeCastro will serve as Chief Executive Officer during such performance period. Mr. NeCastro is also eligible to receive a transition bonus relating to his service as President and Chief Executive Officer-Designate. The amount of the transition bonus will be determined by the Company’s Executive Compensation and Development Committee and no threshold, target or maximum amount has been established at this time.

Retirement Agreement with President and Chief Executive Officer

On July 28, 2016, the Company entered into a Retirement Agreement with Terrence W. Cavanaugh, its President and Chief Executive Officer (the "Agreement"). Pursuant to the Agreement, Mr. Cavanaugh will step down from his positions as (i) Chief Executive Officer, (ii) a director of the Company and (iii) a director, officer and employee of each entity that is a subsidiary or affiliated company of the Company or of Erie Insurance Exchange effective July 31, 2016. Mr. Cavanaugh will step down from his position as the President of the Company effective on December 31, 2016.

The Agreement provides that, in consideration of the execution and performance of the Agreement by Mr. Cavanaugh, he will be entitled to receive (i) a lump-sum payment of $2,000,000 on or about June 30, 2018 and a lump sum payment of $1,000,000 on or about June 30, 2019 (collectively, the “Additional Retirement Compensation”), (ii) 100% of any award to be earned upon the achievement of the applicable performance goals under the Company’s 2016 AIP, and (iii) 100% of any award to be earned upon satisfaction of the Company’s performance goals for the 2014-2016 performance period under the Company’s LTIP. In accordance with the terms of both the AIP and the LTIP, the payment of such awards: (A) are subject to the exercise of discretion by the Company’s Executive Compensation and Development Committee to reduce or eliminate awards that would otherwise have been earned by executive officers as a class under the 2016 AIP or the LTIP for the 2014-2016 performance period; and (B) will be made at the time awards for the performance period are paid to other participants of such plan.

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In addition, he will be eligible for payment for any unused vacation time; his accrued benefits under the Erie Insurance Group Retirement Plan for Employees, Employee Savings Plan, Supplemental Employee Retirement Plan and Deferred Compensation Plan; and certain other employee benefits as provided for in accordance with each plan’s documents and the Company’s policies.

The Agreement provides that after termination of his employment Mr. Cavanaugh shall execute a waiver and release relating to any claims he might have against the Company and its officers, directors and related persons. If Mr. Cavanaugh fails to execute the waiver and release by January 31, 2017, he will forfeit all rights to the Additional Retirement Compensation. The Agreement further provides for an 18-month non-competition restrictive covenant, customary confidentiality provisions as well as an agreement by Mr. Cavanaugh to cooperate with the Company (if his assistance is needed during the two-year period following his retirement) in connection with matters that arose while he was employed by the Company.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1 Retirement Agreement between Erie Indemnity Company and Terrence W. Cavanaugh dated July 28, 2016
99.1 Press Release
99.2 Financial Information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

July 28, 2016	By:	/s/ Gregory J. Gutting

Name: Gregory J. Gutting
Title: Interim Executive Vice President & CFO

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Exhibit Index

Exhibit No.	Description

10.1	Retirement Agreement between Erie Indemnity Company and Terrence W. Cavanaugh dated July 28, 2016
99.1	Press Release
99.2	Financial Information